UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                February 14, 2017

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

On February 15, 2017, Rod Larson, our President, will meet with investors at the Credit Suisse 22nd Annual Energy Summit in Vail, CO. Interested parties may view the handout given to the investors by using the Investor Relations link at Oceaneering's website, www.oceaneering.com, beginning on February 14, 2017 after the close of the market.
The definitions and rationale for the use of the non-GAAP terms EBITDA and Free Cash Flow in the Supplemental Financial Information section of the handout and the reconciliations to their most directly comparable GAAP financial measures can be found where the terms first appear.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the meetings and accompanying handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the meetings and handout include statements regarding:

•	our belief we have strong market positions;

•	our belief we have a solid balance sheet and cash flow;

•	our focus on return of capital to our shareholders;

•	our belief that, longer term, deepwater is still critical to reserve replenishment;

•
our expectation that we will take delivery of our newbuild Jones-Act compliant multi-service support vessel, the Ocean Evolution, in mid-2017, and that the vessel will most likely compete in the spot market in the U.S. Gulf of Mexico;

•	our belief that we have augmented our Subsea Projects business with the acquisitions of:

◦	Meridian Ocean Services, which will allow us to further penetrate the underwater inspection in lieu of drydocking market; and

◦	C&C Technologies, now rebranded Oceaneering Survey Services, which includes state-of-the-art autonomous underwater vehicles capable of deep ocean survey mapping and pipeline inspection;

•	our belief that having in-house survey capabilities is complementary to our existing service offerings, and should be very positive in the longer-term for Oceaneering and our customers;

•	our belief that we have financial flexibility to not only operate through the cycle but also invest in Oceaneering's future;

•
our organic Capex estimate range for this year of $90 million to $120 million, including $55 million to $65 million of maintenance capital, and some amounts to complete the Ocean Evolution and the well intervention equipment recently purchased as part of our Blue Ocean Technologies acquisition;

•	our priorities for uses of cash of:

◦	growth via organic Capex and bolt-on acquisitions; and

◦	returning cash to our shareholders through dividends, and, possibly, repurchasing shares;

•	our intent to stay true to our core competencies as a global provider of services and products, with a focus on deepwater;

•	our belief that it is a matter of when, not if, deepwater activity levels begin to recover;

•	our belief that we are likely to face a third consecutive year of declining activity in 2017;

•	our outlook for 2017 of a further decline in our profitability and to be marginally profitable at the operating income level;

•	our projection of a loss from our equity investment in Medusa Spar LLC as production has declined;

•	our projection of higher interest expense in 2017 due to higher rates and less interest being capitalized;

•	operationally for 2017, our anticipation of:

◦	declines in profitability in ROVs and Subsea Products compared to the strong operating results generated by these segments in the first half of 2016;

◦	Subsea Products operating margins in the mid- to high- single digit range; and

◦
another challenging year in Subsea Projects with reduced vessel activity offshore Angola and continued competitive pressures on vessel rates in the spot, or call-out, market in the U.S. Gulf of Mexico;

•	our belief that, longer term, deepwater is expected to continue to play a critical role in the global supply growth required to replace depletion and meet projected demand;

•	or belief that deepwater projects remain key long-term elements within both national and international oil company portfolios;

•
our belief that Oceaneering is well-positioned to weather this difficult business climate, and that we are a strong company focused on ways to further differentiate ourselves with integrated solutions that offer greater customer value; and

•	our belief that our liquidity and cash generating capability will enable us to maintain market position and be ready for the inevitable market recovery.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in or cancellations of deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	contract modifications or cancellations;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2015 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	February 14, 2017	By:	/S/ ROBERT P. MINGOIA
Robert P. Mingoia
Vice President and Treasurer